DEFA14A

PROXY STATEMENT PURSUANT TO SECTION 14 (a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	[X]
Filed by a Party other than the	[_]
Registrant

Check the appropriate box:
[_]	Preliminary Proxy Statement

[_]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[_]	Soliciting Materials under Rule 14a-12
Advantage Funds, Inc. - Dreyfus Emerging Leaders Fund

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

(5)	Total Fee Paid:

[_] Fee paid previously with preliminary materials.

[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously.

Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

*THIS IS A REMINDER*

YOU WERE PREVIOUSLY SENT PROXY SOLICITING INFORMATION PERTAINING TO DREYFUS EMERGING LEADERS FUND'S SPECIAL MEETING OF SHAREHOLDERS. ACCORDING TO OUR LATEST RECORDS, WE HAVE NOT RECEIVED YOUR VOTING INSTRUCTION(S) ON THE MATTERS TO BE CONSIDERED AT THIS MEETING.

You elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding(s) in the security identified below.

Please read the instructions carefully before proceeding.

This is a NOTIFICATION of the:

DREYFUS EMERGING LEADERS FUND Special Meeting of Shareholders

MEETING DATE: December 3, 2008
RECORD DATE: August 5, 2008

CUSIP NUMBER: 26200C502

ACCOUNT NUMBER: XXXXX

CONTROL NUMBER: XXXXX

You can enter your voting instructions and view the shareholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site.

http://www.proxyvote.com/XXXXX